UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 15, 2005


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.    Entry into a Material Definitive Agreement.

As of March 15, 2005, Fleetwood Enterprises, Inc.'s financial services subsidiary, HomeOne Credit Corp., entered into an amendment to its $75 million warehouse line of credit with Greenwich Capital Financial Products, Inc. extending the termination date from March 15, 2005 to March 15, 2006, and resetting the unused fee at 37.5 basis points, down from 50 basis points previously. HomeOne also paid a renewal fee of $187,500. In connection with the Amendment, Fleetwood Enterprises, Inc. continues to guarantee HomeOne's obligations in an amount up to $10 million. A tangible net worth covenant in the guaranty was reset to require consolidated tangible net worth for Fleetwood of (i) $110,000,000 plus (ii) 50% of positive net income. All other terms and conditions of the warehouse line of credit and guaranty remain the same. .

As of February 28, 2005, outstanding borrowings under the line of credit were approximately $41,377,526.00.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01   Financial Statements and Exhibits.

       (a)  Inapplicable.

       (b)  Inapplicable.

       (c)  Exhibits.

10.1 Amendment Number Four dated as of March 15, 2005 to the Master Loan and Security Agreement dated as of December 30, 2003 between HomeOne Funding I and Greenwich Capital Financial Products, Inc.

10.2 Amendment Number One dated as of March 15, 2005 to the Guaranty dated as of December 30, 2003, made by Fleetwood Enterprises, Inc. in favor of Greenwich Capital Financial Products, Inc.

                     Index to Exhibits

10.1 Amendment Number Four dated as of March 15, 2005 to the Master Loan and Security Agreement dated as of December 30, 2003 between HomeOne Funding I and Greenwich Capital Financial Products, Inc.

10.2 Amendment Number One dated as of March 15, 2005 to the Guaranty dated as of December 30, 2003, made by Fleetwood Enterprises, Inc. in favor of Greenwich Capital Financial Products, Inc.


                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 16, 2005
                                   FLEETWOOD ENTERPRISES, INC.



                                   By: /s/  Leonard J. McGill
                                       --------------------------
                                       Leonard J. McGill
                                       Senior Vice President,
                                       Corporate Finance;
                                       Chief Governance Officer